                                                                 Exhibit (e)(ii)
                                   SCHEDULE A
             TO THE DISTRIBUTION AGREEMENT BETWEEN THE CHARLES SCHWAB
                  FAMILY OF FUNDS AND CHARLES SCHWAB & CO., INC.

FUND                                                    EFFECTIVE DATE
----                                                    --------------
Schwab Money Market Fund                                December 15, 1989

Schwab Government Money Fund                            December 15, 1989

Schwab Municipal Money Fund                             December 15, 1989

Schwab California Municipal Money Fund                  November 5, 1990
(formerly Schwab California Tax-Exempt Money Fund)

Schwab U.S. Treasury Money Fund                         November 5, 1991

Schwab Value Advantage Money Fund                       February 7, 1992

Schwab Institutional Advantage Money Fund               November 26, 1993

Schwab Retirement Money Fund                            November 26, 1993

Schwab New York Municipal Money Fund                    November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                    October 20, 1997

Schwab New Jersey Municipal Money Fund                  January 20, 1998

Schwab Pennsylvania Municipal Money Fund                January 20, 1998

Schwab Florida Municipal Money Fund                     February 16, 1998

Schwab Massachusetts Municipal Money Fund               April 21, 2003


                                      THE CHARLES SCHWAB FAMILY OF FUNDS

                                      By:  _____________________
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:  _____________________
                                           Randall W. Merk,
                                           Executive Vice President
                                           Dated as of April 21, 2003

Dated as of April 21, 2003